Exhibit 10.9

주식 양수도 계약서

Share Transfer Agreement

제 1 조 (목적) Sun Seven Stars Gift Holdings LTD. (이하 ‘A’이라 함)가 소유하고 있는 대한민국법인 Interstellar Chain Group Inc. (이하 ‘발행회사’라 함)의 주식을 본 계약에 따라 NextGen Exchange Group Inc. (이하 ‘B’이라 함)에게 양도하며, B 은 동 주식을 양수한다.

Article 1 (Purpose) Transfer the stocks of the Korean corporation Interstellar Chain Group Inc. (hereinafter referred to as the 'Issuing Company') owned by Sun Seven Stars Gift Holdings LTD. (hereinafter referred to as 'A') to NextGen Exchange Group Inc. (hereinafter referred to as 'B') according to this contract, B shall acquire the shares.

제 2 조 (양도주식) 갑이 을에게 양도할 주식 (이하 ‘양도주식’ 이라 함)은 갑 명의의 발행회사의 주식 25,000 주(주당 1，000 원)로 한다.

Article 2 (Transferred Shares) The stocks A will transfer to B (hereinafter referred to as ‘transfer stocks’) shall be 25,000 shares (1,000 won per share) of the issuing company in the name of A.

제 3 조 (주식양도금액) 양도주식의 양도대금은 일금 25,000,000 원 으로한다.

Article 3 (Shares Transfer Amount) The transfer price of the transferred shares shall be 25,000,000won in one lump sum.

제 4 조 (권리와 의무 승계) 갑은 을로부터 양도주식의 양도대금을 수령함과 동시에 양 도주식에 관한 모든 권리와 의무를 을에게 승계한다.

Article 4 (Succession of Rights and Obligations) Upon receipt of all the payment for the transferred stocks from B, A should transfer all rights and obligations related to the transferred stocks to B.

제 5 조 (계약의 효력) 본 계약은 갑과 을이 본 계약서에 서명함과 동시에 효력이 발생 한다.

Article 5 (Effectiveness of Contract) This contract shall take effect as soon as A and B sign this contract.

제 6 조 (협의) 본 계약의 이행에 있어 이의가 발생했을 경우 또는 본 계약에 정함이 없 는 사항에 대해서는 갑과 을은 쌍방 협의하여 원만한 해결을 도모하도록 한다.

Article 6 (Consultation) In the event of any objection to the implementation of this contract, or for matters not stipulated in this contract, A and B shall seek an amicable resolution through bilateral consultations.

제 7 조 (기타사항) 매매주식에 관한 진위에 대해서는 매도인에 책임을 지며, 기타사항 은 대한민국 주식거래 관계 법령 및 관행에 따르기로 한다. 본계약서는 한글본을 기준으 로 작성이 되었으며 영문본을 추가한다.

Article 7 (Other matters) The seller is responsible for the authenticity of the stocks sold, and other matters shall be in accordance with the laws and practices related to stock trading of the Republic of Korea. This contract was written based on the Korean version, and the English version is added.

본 계약이 유효하게 성립하였음을 증명하기 위하여 당사자들은 본 계약서를 2 부 작성하 여 기명날인 후 각자 1 부씩 보관한다.

In order to prove that this contract has been validly established, both parties prepare two originals of this contract signed and sealed, and each party keeps one original respectively.

2024.08.31

Transferor : Sun Seven Stars Gift Holdings LTD.	(signature)

Address ：Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands

Business Registration number: 1045321

Transferee : NextGen Exchange Group Inc.	(signature)

P. O. Box 31119 Grand Pavilion, Hibiscus Way,

802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands

Business Registration number: OI-322772